UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 15, 2026

Adial Pharmaceuticals, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

001-38323	82-3074668
(Commission File Number)	(IRS Employer Identification No.)

4870 Sadler Road, Suite 300

Glen Allen, VA 23060

(Address of principal executive offices and zip code)

(804) 487-8196

(Registrant’s telephone number including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ADIL	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

As previously disclosed in that Current Report on Form 8-K filed by Adial Pharmaceuticals, Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on September 18, 2026, on September 17, 2026, the Company convened its 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”). However, because the Company had not yet received Nasdaq’s conditional approval of the Initial Listing Application (the “Initial Listing Application”) that the Company submitted to Nasdaq in connection with certain of the proposals presented to the Company’s stockholders for approval at the 2026 Annual Meeting, the Company determined to only move forward with the vote on Proposals 1, 2, 7, 8, 9, 10, 11 and 12 and to exercise its authority to adjourn the 2026 Annual Meeting, in part, with respect to the vote on Proposals 3, 4, 5 and 6, until October 1, 2026 in order to provide the Company additional time to obtain the necessary Nasdaq approvals prior to holding the vote for those proposals. On October 1, 2026, the Company reconvened the 2026 Annual Meeting with respect to Proposals 3, 4, 5 and 6, as scheduled, at which time it elected to exercise its authority to further adjourn the 2026 Annual Meeting with respect to the foregoing proposals until October 15, 2026. Each of the proposals already voted on, and to be voted on, at the 2026 Annual Meeting, including at the adjournments thereof, are described in detail in the Company’s definitive proxy statement on Schedule 14A for the 2026 Annual Meeting (the “Definitive Proxy Statement”), which the Company filed with the SEC on August 24, 2026.

On October 15, 2026, the Company reconvened the 2026 Annual Meeting a second time with respect to Proposals 3, 4, 5 and 6, as scheduled. However, because the Company still had not received Nasdaq’s approval of the Listing Application, the Company elected to exercise its authority to further adjourn the 2026 Annual Meeting with respect to the foregoing proposals. The polls remain open for Proposals 3, 4, 5 and 6.

The adjourned meeting will reconvene on October 26, 2026 at 8:30 a.m. Eastern Time at the Company’s offices located at 650 Peter Jefferson Parkway, Suite 230, Charlottesville, Virginia 22911.

The record date for the 2026 Annual Meeting, as further adjourned, remains August 17, 2026. Stockholders who have already submitted proxies with votes on Proposals 3, 4, 5 and 6 do not need to take further action unless they wish to change their vote.

Important Information

This document may be deemed to be solicitation material in respect of the 2026 Annual Meeting. In connection with the 2026 Annual Meeting, the Definitive Proxy Statement filed with the SEC and a proxy card with respect to its solicitation of proxies for the 2026 Annual Meeting. BEFORE MAKING ANY VOTING DECISIONS, SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE ADJOURNED MEETING. The definitive proxy statement has been mailed to stockholders who are entitled to vote at the 2026 Annual Meeting. No changes have been made in the proposals to be voted on by stockholders at the 2026 Annual Meeting. The Definitive Proxy Statement and any other materials filed by the Company with the SEC can be obtained free of charge at the SEC’s website at www.sec.gov.

Participants in the Solicitation

The Company and its directors and executive officers and other employees may be deemed to be participants in the solicitation of proxies in respect of the adjourned 2026 Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 16, 2026	ADIAL PHARMACEUTICALS, INC.

	By:	/s/ Cary J. Claiborne
	Name:	Cary J. Claiborne,
	Title:	President and Chief Executive Officer

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